PWWT Contract No. 85502/65504/65505/65506/6507

                                  Ken Wolf [RE]
                                  Marketing & Trading
[LOGO PINNACLE WEST               P.O. Box 53999, M/S 9842
 CAPITAL CORPORATION]             Phoenix, Arizona 85072-399
                                  Telephone: (602) 250-4313
                                  Facsimile: (602) 250-3199

                                  September 4, 2002

CONFIDENTIAL

To: Southern California Water Company

The following terms and conditions shall govern this agreement on September 3, 2002, between David Kolk, on behalf of Southern California Water Company ("SCWC"), and Ken Wolf, on behalf of Pinnacle West Marketing & Trading ("PWMT"), as follows:

------------------------------------------------------------------------------------------------------
Purchaser: Pinnacle West Capital Corporation            Seller:  Southern California Water Company
           400 N. 5th Street, M/S 9842                           630 E. Foothills Blvd.
           Phoenix, Arizona 55004                                San Dimas, CA 91773-9016

Confirm                                                 Confirm
Administrator:  Tricie Henry                            Administrator:  Raymond P. Juels
                (602) 250-2911 (phone)                                  (909) 394-3800 x 579 (phone)
                (602) 371-5256 (fax)                                    (909) 394-3758 (Fax)
------------------------------------------------------------------------------------------------------
Preschedule:    (602) 250-4371                          Preschedule:     (909) 280-9411
Real Time:      (602) 250-4470                          Real Time:       (909) 280-9411
------------------------------------------------------------------------------------------------------
Price (S/MWh):  $95.00/MWh                              Quantity (MWh):  547.920 MWh
Quantity (MWh): 15 Magawatts                            Type of energy:  CAISO Firm
Start date:     November 1, 2002                        End date:        December 31, 2006
Day(s) of week: Monday through Sunday                   Hours:           H.E. 0100-2400 Pacific
                including NERC holidays                                  Prevailing time ("PPT")

Price (S/MWh):  $48.00/MWh                              Quantity (MWh):  28.992 MWh
Quantity (MWh): 8 Magawatts                             Type of energy:  CAISO Firm
Start date:     November 1, 2002                        End date:        March 31, 2003
Day(s) of week: Monday through Sunday                   Hours:           H.E. 0100-2400 Pacific
                including NERC holidays                                  Prevailing time ("PPT")
Price (S/MWh):  $36.00/MWh                              Quantity (MWh):  28.184 MWh
Quantity (MWh): 8 Magawatts                             Type of energy:  CAISO Firm
Start date:     November 1, 2003                        End date:        March 31, 2004
Day(s) of week: Monday through Sunday                   Hours:           H.E. 0100-2400 Pacific
                including NERC holidays                                  Prevailing time ("PPT")
------------------------------------------------------------------------------------------------------
Delivery Point:    SP15 (Inter SC Trade)
Transmission Contingencies:  None               Generation Contingencies:  None
------------------------------------------------------------------------------------------------------

And

-------------------------------------------------------------------------------------------------------
Seller:    Pinnacle West Capital Corporation            Purchaser: Southern California Water Company
           400 N. 5th Street, M/S 9842                             630 E. Foothills Blvd.
           Phoenix, Arizona 55004                                  San Dimas, CA 91773-9016

Confirm                                                 Confirm
Administrator:  Tricie Henry                            Administrator:  Raymond P. Juels
                (602) 250-2911 (phone)                                  (909) 394-3800 x 579 (phone)
                (602) 371-5256 (fax)                                    (909) 394-3758 (Fax)
------------------------------------------------------------------------------------------------------
Preschedule:    (602) 250-4371                          Preschedule:     (909) 280-9411
Real Time:      (602) 250-4470                          Real Time:       (909) 280-9411
------------------------------------------------------------------------------------------------------
Price (S/MWh):  $74.65/MWh                              Quantity (MWh):  811.080 MWh
Quantity (MWh): 15 Magawatts                            Type of energy:  CAISO Firm
Start date:     November 1, 2002                        End date:        December 31, 2006
Day(s) of week: Monday through Sunday                   Hours:           H.E. 0100-2400 Pacific
                including NERC holidays                                  Prevailing time ("PPT")

Quantity (MWh): 8 Magawatts                             Type of energy:  CAISO Firm
Start date:     November 1, 2002                        End date:        December 31, 2008
                Winter Periods                                           Winter Periods
                --------------                                           --------------
                Period 1 - November 1, 2002                              March 31, 2003
                Period 2 - November 1, 2003                              March 31, 2004
                Period 3 - November 1, 2004                              March 31, 2005
                Period 4 - November 1, 2005                              March 31, 2006
                Period 5 - November 1, 2006                              March 31, 2007
                Period 6 - November 1, 2007                              March 31, 2008
                Period 7 - November 1, 2008                              December 31, 2008

Day(s) of week: Monday through Sunday                   Hours:           H.E. 0100-2400 Pacific
                including NERC holidays                                  Prevailing time ("PPT")

------------------------------------------------------------------------------------------------------
Delivery Point:    SP15 (Inter SC Trade)
Transmission Contingencies:  None               Generation Contingencies:  None
------------------------------------------------------------------------------------------------------

PWMT end SCWC enter mm this Confirmation Agreement (hereinafter the "Confirmation") pursuant to and in accordance with the Western Systems Power Pool Agreement, effective as of July 27, 1991 and as further amended on September 1, 2002 (hereinafter the "Agreement"), to which Pinnacle West Capital Corporation and Southern California Water Company are Parties, Terms used but not defined herein shall have the meanings set forth in the Agreement.

In consideration of the premises and the agreements contained herein, the Parties agree as follows:

1. PWMT shall supply firm energy in accordance with Service Schedule C of the Agreement utilizing available generation or purchased power resources at the point of delivery. If, in order to maintain firm energy deliveries. PWMT is required to obtain additional generation or transmission resources, PWMT shall absorb all additions costs incurred, Including any charges for generation, transmission or ancillary services.

2. Section C-3M (c) of Service Schedule C is deleted in its entirety and replaced with the following:

            "where applicable, to meet Seller's or its Affiliate's public utility or statutory obligations to its customers"

            "Affiliate" means, with respect to Seller, any other entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. For this purpose, "control" means the dir3ct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.

3. Deliveries will be mad except during interruptions or reductions which are due to uncontrollable forces as defined in Section 10 of the Agreement, in which case the obligations of both Parties will be reduced for the duraiton of the interruption or reduction.

4. Preschedules shall be exchanged for all deliveries of energy, including indentifications of receiving and generating control areas under this Confirmation by 11:00 a.m. Pacific prevailing Time on the last work day observed by both Parties prior to the scheduled date of delivery. Interchange scheduling shall be conducted in accordance with WSPP Operating Procedure No. 1.

5. Neither Party shall transfer or assign all or any part of the Agreement or its rights or obligations hereunder or otherwise dispose of any right, title or interest herein without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may, without the need for consent from the other Party, (a) transfer, pledge, or assign the Agreement as security for any financing, (b) transfer, assign or delegate the Agreement to any person or entity succeeding to all or substantially all of the assets of such party;p provided, however, that any such assignee shall agree to be bound by the terms and conditions hereof and, provided further, that any transfer, assignment or delegation that does not require consent hereunder shall not, in any way, release the assignor from liability for full performance of any obligations (and only those obligations) arising under the Agreement prior to the effective date of the transfer, assignment or delegation. To the extent a transfer does not required consent, the transferring Party shall provide prompt notice to the other Party of the transfer and the effect date thereof. Any transfer in violation of this section shall be deemed null and void. "Affiliate" means, with respect to a party, any other entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. For this purpose, "control" means the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.

6. "CAISO" Firm Energy" means with respect to a Transaction, a product under which the Seller shall sell and the PUrchaser shall purchase a quantity of energy equal to the hourly quantity without Ancillary Services (as defined in the Tariff) that is or will be scheduled as a schedule coordinator to schedule coordinator transaction pursuant to the applicable tariff and protocol provisions of the California Independent System Operator ("CAISO") (as amended from time to time, the "Tariff") for which the only excuse for failure to deliver or receive is an "Uncontrollable Force". A CAISO "Schedule Adjustment" (defined as a schedule change implement by the CAISO that is neither caused by, or within the control of, either Party) shall not constitute an Uncommtrollable Force.

If the above accurately reflects the terms and conditions of the agreement between PWMT and SCWC on September 3, 2002, please sign a copy of this Confirmation and return it via fax to (602) 371-5256 the PWMT Confirm Administrator listed above.

Counterparty's failure to notify PWMT of any exception to these terms or, the failure to return an executed Confirmation within five (5) business days of receipt of this Confirmation will constitute Counterparty's agreement to the terms set forth herein.

PINNACLEWEST CAPITAL CORPORATION          SOUTHERN CALIFORNIA WATER COMPANY

Signature:  /s/ Steven McAdams            Signature:  /s/ Joel A. Dickson
          ----------------------------              ----------------------------
Print Name:     Steven McAdams            Print Name:     Joel A. Dickson
           ---------------------------               ---------------------------
Title:          Contracts Manager         Title:          Vice President
      --------------------------------          --------------------------------
Date:  9/6/02                             Date:  9/11/02
     ---------------------------------         ---------------------------------


                                      WM&T
                                   Contracts
                                   Department
                             By: [ILLEGIBLE] 9/5/02
                                --------------------

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